                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  April 2, 2002

                            Universal Ice Blast, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

                 Nevada                  000-32711              88-0360067
     (State or other jurisdiction       (Commission            (IRS Employer
           of incorporation)            File Number)        Identification No.)

         533 South 6th Street Kirkland, WA                  98033
     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (425) 893-8424



              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant

Previous Independent Accountant

On April 2, 2002, Moss Adams LLP ("Moss Adams") informed us that it is declining to stand for re-appointment as our independent accountant. Moss Adams has served as our independent accountant since 1999.

In connection with the audit for the years ended December 31, 2000 and 1999 and through April 2, 2002, we had no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

Moss Adams' report on our consolidated financial statements for the years ended December 31, 2000 and 1999 contained a separate paragraph stating that "[T] he Company has sustained operating losses during 2000 and 1999, and has a working capital deficit of $235,466 and $253,162 at December 31, 2000 and 1999, respectively. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The 2000 and 1999 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of this uncertainty."

Except as specified above, Moss Adams' reports on our consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

We have provided Moss Adams with a copy of this disclosure and we have requested that Moss Adams furnish us with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of Moss Adams' letter to the SEC dated April 8, 2002 is filed as Exhibit 16 to this Form 8-K.

New Independent Accountant

On April 8, 2002 we engaged Williams & Webster, P.S. as our independent accountant to audit our financial statements for the year ended December 31, 2001.

During the years ended December 31, 2000 and 1999 and through April 8, 2002, we have not consulted with Williams & Webster, P.S. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor we considered in reaching a decision on an accounting, auditing, or financial reporting issue, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of either a disagreement or a reportable event.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Universal Ice Blast, Inc.
                                             (Registrant)

Date  April 8, 2002                    /s/ David Saporta
                                       -----------------------------------------
                                           (Signature)

                                  EXHIBIT INDEX

Exhibit
Number    Description
16 Letter from Moss Adams LLP to the SEC, dated April 8, 2002 regarding change in the Company's certifying accountant.